UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 12, 2023

Volkswagen Auto Lease Trust 2023-A

(Issuing Entity)

Central Index Key Number: 0001990353

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534
VW Credit Leasing, Ltd.

(Issuing Entity with respect to Transaction SUBI Certificate)

Central Index Key Number: 0001202610

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Co-Registrant/Depositor, Co-Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-249906	11-3650483
333-249906-01	38-6738618
333-249906-03	93-6597347
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Woodland Pointe Avenue Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 12, 2023, Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), VW Credit, Inc. (“VCI”) and Barclays Capital Inc., on its own behalf and as representative of the several underwriters thereunder (the “Underwriters”) entered into an Underwriting Agreement, pursuant to which notes in the following classes: Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 (collectively, the “Notes”) with an aggregate principal balance of $1,500,000,000 were sold to the Underwriters. The Notes will be issued on or about September 19, 2023 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01.	Other Events.

The Co-Registrants are filing the exhibits listed in Item 9.01(d) below in connection with the issuance and sale of the Notes described in the Final Prospectus dated September 12, 2023. The Co-Registrants are filing the following documents, each of which will be dated as of the Closing Date:

1.           Transaction SUBI Supplement 2023-A to Origination Trust Agreement, by and among VCI, as owner of the entire undivided interest in VW Credit Leasing, Ltd. (the “Origination Trust”), U.S. Bank Trust Company, National Association (the “UTI Trustee”, the “SUBI Trustee” and the “Administrative Trustee”) and Wilmington Trust Company (the “Delaware Trustee”), pursuant to which the Origination Trust will issue a certificate (the “Transaction SUBI Certificate”) evidencing a special unit of beneficial interest in certain of the Origination Trust’s retail automobile leases, the related Volkswagen and Audi leased vehicles and related property (the “Included Units”).

2.           SUBI Sale Agreement, by and between VCI, as seller, and VALU Funding, as buyer, pursuant to which VCI will transfer to VALU Funding the Transaction SUBI Certificate.

3.           Amended and Restated Trust Agreement, by and between VALU Funding and Deutsche Bank Trust Company Delaware (the “Owner Trustee”), which will amend and restate the trust agreement pursuant to which Volkswagen Auto Lease Trust 2023-A (the “Issuing Entity”) was created.

4.           SUBI Transfer Agreement, by and between VALU Funding, as seller, and the Issuing Entity, as buyer, pursuant to which VALU Funding will transfer to the Issuing Entity the Transaction SUBI Certificate.

5.           Transaction SUBI Supplement 2023-A to Servicing Agreement, by and among VCI, as servicer, the Origination Trust and the SUBI Trustee, pursuant to which VCI will agree to the servicing of the Included Units.

6.           Indenture, by and between the Issuing Entity and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Notes will be issued.

7.           Administration Agreement, by and among the Issuing Entity, VCI, as administrator, and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

8.           Asset Representations Review Agreement, by and among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Included Units.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File Nos. 333-249906, 333-249906-01).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Transaction SUBI Supplement 2023-A to Origination Trust Agreement, as Exhibit 10.2 is the form of Transaction SUBI Supplement 2023-A to Servicing Agreement, as Exhibit 10.3 is the form of SUBI Sale Agreement, as Exhibit 10.4 is the form of SUBI Transfer Agreement, as Exhibit 10.5 is the form of Amended and Restated Trust Agreement, as Exhibit 10.6 is the form of Administration Agreement and as Exhibit 10.7 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the Depositor/Co-Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of September 12, 2023, among VALU Funding, VCI, and Barclays Capital Inc., as representative of the several Underwriters.

4.1	Indenture, to be dated as of September 19, 2023, between the Issuing Entity and the Indenture Trustee.

10.1	Transaction SUBI Supplement 2023-A to Origination Trust Agreement, to be dated as of September 19, 2023, among VCI, the UTI Trustee, the Administrative Trustee, the SUBI Trustee and the Delaware Trustee.

10.2	Transaction SUBI Supplement 2023-A to Servicing Agreement, to be dated as of September 19, 2023, among the Origination Trust, the SUBI Trustee and VCI.

10.3	SUBI Sale Agreement, to be dated as of September 19, 2023, between VCI and VALU Funding.

10.4	SUBI Transfer Agreement, to be dated as of September 19, 2023, between VALU Funding and the Issuing Entity.

10.5	Amended and Restated Trust Agreement, to be dated as of September 19, 2023, between VALU Funding and the Owner Trustee.

10.6	Administration Agreement, to be dated as of September 19, 2023, among the Issuing Entity, VCI, as administrator and the Indenture Trustee.

10.7	Asset Representations Review Agreement, to be dated as of September 19, 2023, among the Issuing Entity, VCI, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the co-registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2023	Volkswagen Auto Lease/Loan Underwritten Funding, LLC

	By:	/s/ Garett Miles
	Name:	Garett Miles
	Title:	President and Head of Securitization

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer

VW Credit Leasing, Ltd.

By: VW Credit, Inc., as Servicer

	By:	/s/ Garett Miles
	Name:	Garett Miles
	Title:	Assistant Treasurer

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer

8-K re: final underwriting agreement and

transaction documents